BYLAWS

OF

KOHLBERG CAPITAL CORPORATION

ARTICLE I

OFFICES

SECTION 1. Registered Office. The registered office of the Corporation in the State of Delaware shall be located at 1209 Orange Street, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company. The registered office and/or registered agent of the Corporation may be changed from time to time by action of the Board of Directors.

SECTION 2. Other Offices. The Corporation may have an office or offices other than said registered office at such place or places, either within or without the State of Delaware, as the Board of Directors shall from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

SECTION 1. Place of Meetings. All meetings of the stockholders for the election of directors or for any other purpose shall be held at any such place, either within or outside the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of meeting or in a duly executed waiver of notice thereof.

SECTION 2. Annual Meeting. An annual meeting of stockholders shall be held each year and stated in a notice of meeting or in a duly executed waiver thereof. The date, time and place of such meeting shall be determined by the Chief Executive Officer of the Corporation; provided that if the Chief Executive Officer does not act, the Board of Directors shall determine the date, time, and place of such meeting. At such annual meeting, the stockholders shall elect, by a plurality vote, the directors whose term expires at such annual meeting and transact such other business as may properly be brought before the meeting.

SECTION 3. Special Meetings. Special meetings of stockholders may be called for any purpose by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer and may be held on such date and at such time and place, either within or outside the State of Delaware, as shall be stated in a notice of meeting or in a duly executed waiver of notice thereof.

SECTION 4. Notice of Meetings. Except as otherwise expressly required by statute, written notice of each annual and special meeting of stockholders stating the date, time and place of the meeting (and, in the case of a special meeting, the purpose or purposes for which the meeting is called) shall be given to each stockholder of record entitled to vote thereat not less than ten (10) nor more than sixty (60) days before the date of the meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. Notice shall be given personally or by mail and, if by mail, shall be sent in a postage prepaid envelope, addressed to the stockholder at his address as it appears on the records of the Corporation. Notice by mail shall be deemed given at the time when the same shall be deposited in the United States mail, postage prepaid. Notice of any meeting shall not be required to be given to any person (a) who attends such meeting, except when such person attends the meeting in person or by proxy for the express purpose of objecting (at the beginning of the meeting) to the transaction of any business because the meeting is not lawfully called or convened, or (b) who (either before or after the meeting) shall submit a signed written waiver of notice thereof either in person or by proxy. Neither the business to be transacted at, nor the purpose of, an annual or special meeting of stockholders need be specified in any written waiver of notice.

SECTION 5. List of Stockholders. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 6. Quorum; Adjournments. Except where a greater percentage is required by law, the holders of a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote thereat (present in person or represented by proxy) shall constitute a quorum for the transaction of business at all meetings of stockholders, except as otherwise provided by statute or by the Certificate of Incorporation of the Corporation, as amended from time to time (the “Certificate of Incorporation”). If such quorum shall not be present or represented by proxy at any meeting of stockholders, then the stockholders entitled to vote thereat (present in person or represented by proxy) shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than thirty (30) days, or, if after adjournment a new record date is set, then a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 7. Organization. At each meeting of stockholders, the Chairman of the Board of Directors (if one shall have been elected, or, in his absence or if one shall not have been elected, the Chief Executive Officer, or in the absence of the Chief Executive Officer, the President, or in the absence of the President, such officer as the Board of Directors may designate) shall act as chairman of the meeting. The Secretary (or, in his absence or inability to act, the person whom the chairman of the meeting shall appoint the secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.

SECTION 8. Order of Business. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

SECTION 9. Voting. Except as otherwise provided by the Certificate of Incorporation or the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), or the General Corporation Law of the State of Delaware, each stockholder of the Corporation shall be entitled at each meeting of stockholders to one (1) vote for each share of capital stock of the Corporation standing in his name on the record of stockholders of the Corporation: (a) on the date fixed pursuant to the provisions of Section 7 of Article V of these Bylaws as the record date for the determination of the stockholders who shall be entitled to notice of and to vote at such meeting; or (b) if no such record date shall have been so fixed, then at the close of business on the day next preceding the day on which notice thereof shall be given, or, if notice is waived, at the close of business on the date next preceding the day on which the meeting is held.

Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for him by a proxy that is in writing or transmitted as permitted by law, including, without limitation, electronically, via telegram, internet, interactive voice response system, or other means of electronic transmission executed or authorized by such stockholder or his attorney-in-fact, but no proxy shall be voted after three (3) years from its date, unless the proxy provides for a longer period. Any such proxy shall be delivered to the secretary of the meeting at or prior to the time designated in the order of business for so delivering such proxies. Any proxy transmitted electronically shall set forth information from which it can be determined by the secretary of the meeting that such electronic transmission was authorized by the stockholder. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote thereon, present and voting, in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which under the 1940 Act or other applicable law or under the Certificate of Incorporation or of these Bylaws, a different vote is required, in which case such other provision shall govern and control the decision of such question. Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted and the number of votes to which each share is entitled.

SECTION 10. Inspectors. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, then the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

SECTION 11. Advance Notice Provisions for Election of Directors. Except as required by law, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as provided under Section 3 of this Article II, (a) pursuant to the Corporation’s notice with respect to such meeting, (b) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (~~b~~c) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 11 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 11. Clause (c) of the preceding sentence shall be the exclusive means for a stockholder to make nominations for election of directors before a meeting of stockholders, and, unless the Board of Directors has determined that directors will be elected at a special meeting of the stockholders, no stockholder may nominate directors for election at any special meeting of the stockholders.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation~~.~~, which notice shall include the information contemplated by this Section 11.

To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of the first annual meeting, not less than 90 days prior to the date of such meeting and in the case of any subsequent annual meeting, not less than ninety (90) days prior to the date of the anniversary of the previous year’s annual meeting; provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the later of the close of business ninety (90) days prior to such annual meeting or the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. In no event shall any adjournment or postponement of an annual or special meeting of the stockholders or the announcement thereof commence a new time period for the delivery of such notice by a stockholder.

To be in proper written form, a stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class, classes or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person ~~and~~, (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and (v) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between the stockholder and its respective affiliates or associates, or others with whom they are acting in concert, on the one hand, and the proposed nominee, and his or her respective affiliates or associates, on the other hand; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class, classes or series and number of shares of capital stock of the Corporation which are directly or indirectly owned beneficially or of record by such stockholder~~, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv~~ or any Stockholder Associated Person (as defined below), (iii) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class (or, if applicable, series) of shares of stock of the Corporation or with a value derived in whole or in part from the value of any class (or, if applicable, series) of shares of stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (each, a “Derivative Instrument”) directly or indirectly owned beneficially or of record by such stockholder or any Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of stock of the Corporation of the stockholder or any Stockholder Associated Person, (iv) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any securities of the Corporation, (v) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or beneficially owns an interest in a general partner, (vi) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the shares of stock of the Corporation or Derivative Instruments, (vii) whether the stockholder intends to deliver a proxy statement and form of proxy to holders of a sufficient number of the Corporation’s voting shares reasonably believed by such stockholder to be sufficient to elect such nominee or nominees, (viii) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (~~v~~ix) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. ~~Such~~If the stockholder holds its shares by or through a nominee, the information contemplated by this Section 11 shall be provided about each person who has sole or shared power to direct the voting and disposition of the shares of capital stock of the Corporation and each person who has a pecuniary interest in such shares in lieu of the stockholder. The notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. In addition, any nominee proposed by a stockholder shall complete a questionnaire, in a form provided by the Corporation, within 10 days of receipt of the form of questionnaire from the Corporation, and the Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

~~No~~Subject to the Certificate of Incorporation and applicable law, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 11. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder.

For purposes of these Bylaws, (a) “public disclosure” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act, and (b) a “Stockholder Associated Person” of any stockholder means (i) any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 under the Exchange Act) of the stockholder and (ii) any person acting in concert with such stockholder or any affiliate or associate of such stockholder with respect to the capital stock or any other security or Derivative Instrument of the Corporation.

SECTION 12. Advance Notice Provisions for Business to be Transacted at ~~Annual Meeting~~Meetings. Except as required by applicable law, no business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by the Corporation or by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 12 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 12. Clause (c) of the preceding sentence shall be the exclusive means for a stockholder to propose business (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Corporation’s notice of meeting) before an annual meeting of stockholders.

In addition to any other applicable requirements, for business to be properly brought before ~~an annual~~a meeting by a stockholder, the business must be a proper matter for stockholder action under the Delaware General Corporation Law, and such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation~~.~~, which notice shall contain the information contemplated by this Section 12.

To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of the first annual meeting not less than 90 days prior to the date of such meeting ~~and~~, (b) in the case of any subsequent annual meeting, not less than ninety (90) days prior to the date of the anniversary of the previous year’s annual meeting; provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the later of the close of business ninety (90) days prior to such annual meeting or the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, and (c) in the case of a special meeting of stockholders, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. In no event shall any adjournment or postponement of a meeting of the stockholders or the announcement thereof commence a new time period for the delivery of such notice by a stockholder.

To be in proper written form, a stockholder’s notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the ~~annual~~ meeting (i) a brief description of the ~~business~~proposal desired to be brought before the ~~annual~~ meeting and the reasons for ~~conducting~~making such ~~business~~proposal at the ~~annual~~ meeting, (ii) the name and record address of such stockholder, (iii) the class, classes or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such ~~business and (v~~proposal, (v) any Derivative Instrument directly or indirectly owned beneficially or of record by such stockholder or any Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of stock of the Corporation of the stockholder or any Stockholder Associated Person, (vi) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any securities of the Corporation, (vii) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or beneficially owns an interest in a general partner, (viii) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the shares of stock of the Corporation or Derivative Instruments, (ix) a representation that such stockholder intends to appear in person or by proxy at the ~~annual~~ meeting to bring such business before the meeting, and (x) whether the stockholder intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal. If the stockholder holds its shares by or through a nominee, the information contemplated by this Section 12 shall be provided about each person who has sole or shared power to direct the voting and disposition of the shares of capital stock of the Corporation and each person who has a pecuniary interest in such shares in lieu of the stockholder.

~~No~~Notwithstanding anything in these Bylaws to the contrary, subject to the Certificate of Incorporation and applicable law, no business shall be conducted at ~~the annual~~a meeting of stockholders except business brought before the ~~annual~~ meeting in accordance with the procedures set forth in this Section 12; provided, however, that~~, once business has been properly brought before the annual meeting in accordance with such procedures,~~ nothing in this Section 12 shall ~~be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual~~effect any rights, if any, of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to applicable provisions of federal law, including the Exchange Act. If the chairman of a meeting determines that ~~business~~a proposal was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the ~~business~~proposal was not properly brought before the meeting and such ~~business shall not be transacted~~proposal shall not be transacted, discussed or voted on. Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder.

ARTICLE III

BOARD OF DIRECTORS

SECTION 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute or the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

SECTION 2. Number and Election. Subject to the Certificate of Incorporation, the number of directors which shall constitute the Board of Directors shall initially be seven (7) but may be increased or decreased from time to time by the Board of Directors; provided, however, that (i) the number of directors shall not be fewer than five (5) or greater than eleven (11) and (ii) no decrease in the number of directors shall shorten the term of any incumbent director. Except as otherwise provided by the Bylaws or the Certificate of Incorporation, the directors shall be elected at the annual meeting of stockholders.

SECTION 3. Place of Meetings. Meetings of the Board of Directors shall be held at such place or places, within or outside the State of Delaware, as the Board of Directors from time to time may determine or as shall be specified in the notice of any such meeting.

SECTION 4. Annual Meetings. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders (which, if required by law, shall be on the same day and at the same place where such annual meeting of stockholders shall be held). In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such other time or place (within or outside the State of Delaware) as shall be specified in a notice thereof given as hereinafter provided in Section 7 of this Article III.

SECTION 5. Regular Meetings. Regular meetings of the Board of Directors shall he held at such time and place as the Board of Directors may fix. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day.

SECTION 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors (if one shall have been elected), by two or more directors of the Corporation or by the Chief Executive Officer.

SECTION 7. Notice of Meetings. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by law or these Bylaws. Notice of each special meeting of the Board of Directors, and of each regular and annual meeting of the Board of Directors for which notice shall be required, shall be given by the Secretary as hereinafter provided in this Section 7, in which notice shall be stated the time and place of the meeting. Except as otherwise required by these Bylaws, such notice need not state the purposes of such meeting. Notice of any special meeting, and of any regular or annual meeting for which notice is required, shall be given to each director at least (a) twelve (12) hours before the meeting if by telephone or by being personally delivered or sent by telex, telecopy, email or similar means or (b) three (3) days before the meeting if delivered by mail to the director’s residence or usual place of business. Such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage prepaid, or when transmitted if sent by telex, telecopy, or similar means. Except as required by applicable law, neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. Any director may waive notice of any meeting by a writing signed by the director entitled to the notice and filed with the minutes or corporate records.

SECTION 8. Waiver of Notice and Presumption of Assent. Any member of the Board of Directors or any committee thereof who is present at a meeting shall be conclusively presumed to have waived notice of such meeting except when such member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Such member shall be conclusively presumed to have assented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed with the person acting as the secretary of the meeting before the adjournment thereof or shall be forwarded by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to any member who voted in favor of such action.

SECTION 9. Quorum and Manner of Acting. A majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and, except as otherwise expressly required by applicable law or the Certificate of Incorporation or these Bylaws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of the time and place of any such adjourned meeting shall be given to all of the directors unless such time and place were announced at the meeting at which the adjournment was taken, in which case such notice shall only be given to the directors who were not present thereat. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors shall act only as a Board of Directors and the individual directors shall have no power as such.

SECTION 10. Organization. ~~At each meeting of the Board of Directors, the~~The Chairman of the Board of Directors~~,~~ (if one is elected) shall ~~have been elected, or, in~~be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of stockholders or as soon thereafter as is convenient. The Chairman of the Board of Directors shall be a director and may be, but need not be, a stockholder. The Chairman of the Board of Directors (if one is elected) shall, if present, preside at each meeting of the Board of Directors and exercise and perform such other powers and duties as from time to time may be assigned to him by the Board of Directors or prescribed by these Bylaws. In the absence of the Chairman of the Board of Directors or if one shall not have been elected, the Chief Executive Officer (or, in his absence, another director chosen by a majority of the directors present) shall act as chairman of the meeting and preside thereat. The Secretary or, in his absence, any person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

SECTION 11. Resignations; Newly Created Directorships; Vacancies; and Removals. Any director of the Corporation may resign at any time by giving notice in writing or by electronic transmission of his resignation to the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Newly created directorships resulting from any increase in the number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal or any other cause shall be filled as provided in the Certificate of Incorporation. Any director may be removed as provided in the Certificate of Incorporation.

SECTION 12. Compensation. The Board of Directors shall have authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

SECTION 13. Committees. The following Committees of the Board of Directors shall be established by the Board of Directors in addition to any additional Committee the Board of Directors may in its discretion establish as described in subsection (~~e~~d) below:

(a)        Compensation Committee. There shall be a Compensation Committee composed of at least three directors. The members of the Compensation Committee shall not be “interested persons” of the Corporation, as such term is defined in the 1940 Act, and shall be “independent directors” as defined in applicable listing standards and regulations. A majority of the entire members of the Compensation Committee shall constitute a quorum and the actions of a majority of those present at a meeting at which a quorum is present shall be the actions of the Committee. The Compensation Committee shall have and may exercise those rights, powers and authority of the Board of Directors as may from time to time be granted to it by the Board of Directors; provided, however, that in addition to any such rights, powers or authority, the Compensation Committee shall have the power to set the salaries, compensation, benefits, stock options and other related matters of all officers of the Corporation.

(b)        Audit Committee. There shall be an Audit Committee composed of at least three directors. The members of the Audit Committee shall not be “interested persons” of the Corporation, as such term is defined in the 1940 Act, and shall be “independent directors” as defined in applicable listing standards and regulations. The Audit Committee shall have and may exercise those rights, powers and authority of the Board of Directors as may from time to time be granted to it by the Board of Directors; provided, however, that in addition to any such rights, powers or authority, the Audit Committee shall issue instructions to and receive reports from outside accounting firms and serve as the liaison between the Corporation and the said firms; and review all potential conflict-of-interest situations arising in respect of the Corporation’s affairs and involving the Corporation’s affiliates or employees, and to make a report, oral or written, to the full Board of Directors with recommendations for their resolutions.

(c)        Valuation Committee. There shall be a Valuation Committee composed of at least three directors. A majority of the entire members of the Valuation Committee shall constitute a quorum and the actions of a majority of those present at a meeting at which a quorum is present shall be the actions of the Committee. The Valuation Committee shall have and may exercise those rights, powers and authority of the Board of Directors as may from time to time be granted to it by the Board of Directors; provided, however, that in addition to any such rights, powers or authority, the Valuation Committee shall be responsible for reviewing and approving for submission to the Board of Directors, in good faith, the fair value of the Corporation’s debt and equity investments that are not publicly traded or for which current market values are not readily available.

(d)        Other Committees; Alternate Committee Members. The Board of Directors, by resolution passed by a majority of the entire Board of Directors, may designate one or more additional committees, each committee to consist of one or more of the directors of the Corporation. Subject to subsections (a), (b)~~, (c)~~ and (~~d~~c) of this Section 13, the Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Except to the extent restricted by statute or the Certificate of Incorporation, each such committee, to the extent provided in the resolution creating it, shall have and may exercise all the powers and authority of the Board of Directors and may authorize the seal of the Corporation to be affixed to all papers which require it. Each such committee shall serve at the pleasure of the Board of Directors and shall have such name as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors.

SECTION 14. Committee Rules. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors designating such committee, a charter of such committee as approved by the Board of Directors or in these Bylaws. Unless otherwise provided in such a resolution, such charter or in these Bylaws, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum. Unless otherwise provided by resolution, such charter or in these Bylaws, in the event that a member and that member’s alternate, if alternates are designated by the Board of Directors as provided in Section 13(~~e~~d) of this Article III, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

SECTION 15. Action by Written Consent. Unless restricted by the Certificate of Incorporation or the 1940 Act, any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors or such committee, as the case may be. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

SECTION 16. Telephonic and Other Meetings. Unless restricted by the Certificate of Incorporation or the 1940 Act, any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting.

ARTICLE IV

OFFICERS

SECTION 1. Number and Qualifications. The officers of the Corporation shall be elected by the Board of Directors and shall include the Chief Executive Officer, the President, the Chief Financial Officer, ~~[~~the Chief Operating Officer,~~]~~ the Chief Compliance Officer, the Chief Investment Officer, the Treasurer and the Secretary. The Corporation, at the discretion of the Board of Directors, may also have such other officers as are desired, including ~~a Chairman of the Board of Directors,~~ one or more Vice Presidents, one or more Assistant Treasurers, one or more Assistant Secretaries, and such other officers as may be necessary or desirable for the business of the Corporation. If there are two or more Vice Presidents, then one or more may be designated as Executive Vice President, Senior Vice President, Assistant Vice President or other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. An officer may be, but does not need to be, a director or a stockholder. The Chairman of the Board of Directors will not be considered an officer of the Corporation. Any number of offices may be held by the same person~~, and no officer (except the Chairman of the Board of Directors, if any) need be a director~~. In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable, except that the offices of Chief Executive Officer and the Secretary shall be filled as expeditiously as possible.

SECTION 2. Election and Term of Office. The officers of the Corporation shall be elected annually by the Board of Directors at its first meeting held after each annual meeting of stockholders or as soon thereafter as is convenient. The ~~Chairman of the Board of Directors (if one is elected) and~~ Chief Executive Officer shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of stockholders or as soon thereafter as is convenient. Vacancies may be filled or new offices created and filled at any meeting of the Board of Directors. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned or have been removed, as hereinafter provided in these Bylaws.

SECTION 3. Resignations. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon receipt. Unless otherwise specified therein, the acceptance of any such resignation shall not be necessary to make it effective.

SECTION 4. Removal. Any officer of the Corporation may be removed, either with or without cause, at any time, by the Board of Directors at any meeting thereof.

SECTION 5. Vacancies. Any vacancy occurring in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term by the Board of Directors then in office.

SECTION 6. Compensation. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors or, in accordance with Section 13(a) of Article III, by the Compensation Committee thereof. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he is also a director of the Corporation.

SECTION 7. Chairman of the Board~~. The Chairman of the Board of Directors (if such an officer be elected) shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as from time to time may be assigned to him by the Board of Directors or prescribed by these Bylaws. If there is no Chief Executive Officer, then the Chairman of the Board of Directors shall also be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 8 of this Article IV.SECTION 8.~~ Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall have the powers and perform the duties incident to that position. He shall, in the absence of the Chairman of the Board of Directors, or if a Chairman of the Board of Directors shall not have been elected, preside at each meeting of the Board of Directors or the stockholders. He shall have the right to attend the meetings of the Board of Directors and all committees of the Board of Directors. Subject to the powers of the Board of Directors, he shall be in the general and active charge of the entire business and affairs of the Corporation, including authority over its officers, agents and employees, and shall have such other duties as may from time to time be assigned to him by the Board of Directors. The Chief Executive Officer shall be responsible for implementing all orders and resolutions of the Board of Directors, and shall execute bonds, mortgages and other contracts required to be executed under the seal of the Corporation, except when required or permitted by law to be otherwise signed and executed and except when the signing and execution thereof shall be expressly delegated by the Board of Directors or the Chief Executive Officer to some other officer or agent of the Corporation.

SECTION ~~9.~~8. President. The President shall perform all duties incident to the office of President and shall have general charge of the business and affairs of the Corporation. The President shall report to the Chief Executive Officer and shall have such other duties as may from time to time be assigned to him by the Board of Directors or the Chief Executive Officer or as may be provided in these Bylaws. At the written request of the Chief Executive Officer, or in his absence or in the event of his inability to act, the President shall perform the duties of the Chief Executive Officer, and, when so acting, shall have the powers of and be subject to the restrictions placed upon the Chief Executive Officer in respect of the performance of such duties.

SECTION ~~10.~~9. Chief Operating Officer. The Chief Operating Officer shall perform all duties incident to such office and shall be responsible for the general direction of the operations of the business. The Chief Operating Officer shall report to the Chief Executive Officer and shall have such other duties as may be assigned to him by the Board of Directors, or the Chief Executive Officer or as may be provided in these Bylaws.

SECTION ~~11.~~10. Chief Compliance Officer. The Chief Compliance Officer shall perform the duties and shall have the responsibilities of the chief compliance officer of the Corporation, including any such duties and responsibilities imposed by Rule 38a-1 under the 1940 Act, and shall have such other duties and powers as may be designated from time to time by the Board of Directors.

SECTION ~~12.~~11. Vice President. Each Vice President shall perform all such duties as from time to time may be assigned to him by the Board of Directors, the President or the Chief Executive Officer. At the written request of the President, or in the absence or disability of the President, Vice Presidents (in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions placed upon the President in respect of the performance of such duties.

SECTION ~~13.~~12. Chief Financial Officer; Treasurer.

The Chief Financial Officer:

(a) Shall have charge and custody of, and be responsible for, all the funds and securities of the Corporation;

(b) Shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

(c) Shall deposit all moneys and other valuables to the credit of the Corporation in such depositories as may be designated by the Board of Directors or pursuant to its direction;

(d) Shall receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever;

(e) Shall disburse the funds of the Corporation and supervise the investments of its funds, taking proper vouchers therefore;

(f) Shall render to the Board of Directors, whenever the Board of Directors may require, an account of the financial condition of the Corporation; and

(g) Shall in general, perform all duties incident to the office of Chief Financial Officer and such other duties as from time to time may be assigned to him by the Board of Directors, the Chief Executive Officer or the President.

The Chief Financial Officer may also be the Treasurer of the Corporation if so determined by the Board of Directors. The Treasurer shall assist the Chief Financial Officer in the performance of his duties and shall perform such other duties as may be required by law or as from time to time may be assigned to such officer by the Board of Directors, the Chief Executive Officer or the President

SECTION ~~14.~~13. Secretary. The Secretary:

(a) Shall keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders;

(b) Shall verify all notices are duly given in accordance with the provisions of these Bylaws and as required by law;

(c) Shall be custodian of the records and the seal of the Corporation and affix and attest the seal to all certificates for shares of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

(d) Shall verify that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

(e) Shall, in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors, the Chief Executive Officer or the President.

SECTION ~~15.~~14. The Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or, if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability to act or his failure to act (in violation of a duty to act or in contravention of direction to act by the Board of Directors), perform the duties and exercise the powers of the Treasurer and shall perform such other duties as from time to time may be assigned by the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer.

SECTION ~~16.~~15. The Assistant Secretary. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his inability to act or his failure to act (in violation of a duty to act or in contravention of direction to act by the Board of Directors), perform the duties and exercise the powers of the Secretary and shall perform such other duties as from time to time may be assigned by the Board of Directors, the Chief Executive Officer, the President or the Secretary.

SECTION ~~17.~~16. Other Officers, Assistant Officers and Agents. Officers, assistant officers and agents, if any, other than those whose duties are provided for in these Bylaws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the Board of Directors.

SECTION ~~18.~~17. Officers’ Bonds or Other Security. If required by the Board of Directors, any officer of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety as the Board of Directors may require.

SECTION ~~19.~~18. Absence or Disability of Officers. In the case of the absence or disability of any officer of the Corporation and of any person hereby authorized to act in such officer’s place during such officer’s absence or disability, the Board of Directors may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person whom it may select.

ARTICLE V

STOCK CERTIFICATES AND THEIR TRANSFER

SECTION 1. Stock Certificates. The Board of Directors may issue stock certificates, or may provide by resolution or resolutions that some or all of any or all classes or series of stock of the Corporation shall be uncertificated shares of stock. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by a certificate and, upon request, every holder of uncertificated shares shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chairman of the Board or, the Chief Executive Officer, the President or a Vice-President and by the Chief Financial Officer, Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him or her in the Corporation. A certificate representing shares issued by the Corporation shall, if the Corporation is authorized to issue more than one class or series of stock, set forth upon the face or back of the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge, a full statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. The Corporation shall furnish to any holder of uncertificated shares, upon request and without charge, a full statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any request by a holder for a certificate shall be in writing and directed to the Secretary of the Corporation.

SECTION 2. Facsimile Signatures. Any or all of the signatures on a certificate may be a facsimile, engraved or printed. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

SECTION 3. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as it may direct sufficient to indemnify it against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

SECTION 4. Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its records; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificates are presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

SECTION 5. Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

SECTION 6. Regulations. The Board of Directors may make such additional rules and regulations, not inconsistent with these Bylaws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

SECTION 7. Fixing the Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

SECTION 8. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its records as the owner of shares of stock to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments a person registered on its records as the owner of shares of stock, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VI

GENERAL PROVISIONS

SECTION 1. Dividends. Subject to the provisions of statutes and the Certificate of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property or in shares of stock of the Corporation, unless otherwise provided by law or the Certificate of Incorporation.

SECTION 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may, from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors may think conducive to the interests of the Corporation. The Board of Directors may modify or abolish any such reserves in the manner in which it was created.

SECTION 3. Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors, which form may be changed by resolution of the Board of Directors.

SECTION 4. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each fiscal year and may thereafter be changed by resolution of the Board of Directors.

SECTION 5. Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

SECTION 6. Execution of Contracts, Deeds, Etc. The Board of Directors may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

SECTION 7. Inspection of Books and Records. Except as otherwise provided in the 1940 Act, any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean any purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right of inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the State of Delaware or at its principal place of business.

SECTION 8. References to Days. For purposes of these Bylaws, all references herein to “days” shall mean calendar days unless otherwise expressly indicated to mean business days. Any period of time referenced herein that is scheduled to end on a day that is not a business day and any event that is scheduled to occur on a day that is not a business day, unless otherwise expressly indicated, shall instead end or occur on the next succeeding business day.

SECTION 9. Inconsistent Provisions. In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Certificate of Incorporation, the General Corporation Law of the State of Delaware, the 1940 Act or any other applicable law, the provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE VII

AMENDMENTS

Except as otherwise provided in these Bylaws, these Bylaws may be amended or repealed or new Bylaws adopted only in accordance with Article V(H) of the Certificate of Incorporation.

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